Intangible Assets	12 Months Ended
Sep. 30, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets
11.  INTANGIBLE ASSETS
The table below provides details of acquired intangible assets:

	30 September 2016			30 September 2015
	Gross	Accumulated Amortization/ Impairment	Net	Gross	Accumulated Amortization/ Impairment	Net
Customer relationships	$400.6	$(118.2)	$282.4	$391.5	$(98.8)	$292.7
Patents and technology	13.6	(10.1)	3.5	13.9	(9.9)	4.0
Other	73.0	(33.7)	39.3	72.9	(31.4)	41.5
Total finite-lived intangibles	487.2	(162.0)	325.2	478.3	(140.1)	338.2
Trade names and trademarks, indefinite-lived	66.2	(3.5)	62.7	63.4	(3.3)	60.1
Total Intangible Assets	$553.4	$(165.5)	$387.9	$541.7	$(143.4)	$398.3

The decrease in net intangible assets from 2015 to 2016 is primarily due to amortization. Amortization expense for intangible assets was $22.3, $24.0, and $27.1 in 2016, 2015, and 2014, respectively. Refer to Note 1, Major Accounting Policies, for amortization periods associated with our intangible assets.
In the fourth quarter of 2016, we conducted our annual impairment test of indefinite-lived intangibles and found no indications of impairment.
In the fourth quarter of 2014, we conducted our annual impairment test of indefinite-lived intangibles utilizing the royalty savings method, a form of the income approach. We determined that the carrying value of trade names and trademarks were in excess of their fair value, and as a result, we recorded an impairment charge of $4.9 to reduce these assets to their fair value. This impairment is reflected within “Goodwill and intangible asset impairment charge” on our consolidated income statements. These trade names and trademarks are included in our Industrial Gases – Americas segment.
Projected annual amortization expense for intangible assets as of 30 September 2016 is as follows:

2017	$20.7
2018	19.9
2019	19.6
2020	19.4
2021	18.7
Thereafter	226.9
Total	$325.2